UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 27, 2014 (August 25, 2014)

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2014, the stockholders of Microchip Technology Incorporated ("Microchip") approved an amendment to Microchip's 2001 Employee Stock Purchase Plan to provide for a plan term ending on August 31, 2024. Such amendment was approved by the Board of Directors (the "Board") of Microchip on May 19, 2014, subject to stockholder approval. The 2001 Employee Stock Purchase Plan, as amended, is filed as Exhibit 10.1 hereto.

On August 25, 2014, the stockholders of Microchip approved an amendment to Microchip's 1994 International Employee Stock Purchase Plan to extend the plan term by ten years through November 30, 2024. Such amendment was approved by the Board of Microchip on May 19, 2014, subject to stockholder approval. The 1994 International Employee Stock Purchase Plan, as amended, is filed as Exhibit 10.2 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2014, the Board approved the amendment and restatement of Microchip's Bylaws to (i) reduce the authorized number of directors from six to five, (ii) reflect current provisions of Delaware law related to telephonic meetings of stockholders, written Board consents being effective at a future date and use of electronic transmission, (iii) update the information requirements for stockholder proposals and Board nominations and (iv) make certain other conforming changes.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At Microchip's annual meeting of stockholders held on August 25, 2014, our stockholders elected each of the following individuals to serve on the Board until the next annual meeting of stockholders, and until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Withheld	Broker Non Votes
Steve Sanghi	153,668,476	6,446,599	19,711,829
Matthew W. Chapman	156,927,356	3,187,719	19,711,829
L.B. Day	140,169,346	19,945,729	19,711,829
Esther L. Johnson	159,608,887	506,188	19,711,829
Wade F. Meyercord	156,872,746	3,242,329	19,711,829

In addition, the following proposals were voted on at the annual meeting:

2.	Proposal to ratify the appointment of Ernst & Young LLP as Microchip's independent registered public accounting firm for the fiscal year ending March 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non Votes
178,377,762	971,320	477,822	-0-

3.	Proposal to amend Microchip's 2001 Employee Stock Purchase Plan to provide for a plan term ending on August 31, 2024

Votes For	Votes Against	Abstentions	Broker Non Votes
156,479,372	3,282,118	353,585	19,711,829

4.	Proposal to amend Microchip's 1994 International Employee Stock Purchase Plan to extend the plan term by ten years ending on November 30, 2024.

Votes For	Votes Against	Abstentions	Broker Non Votes
157,248,617	2,506,177	360,281	19,711,829

5.	Proposal to approve the compensation of Microchip's named executive officers on an advisory (non-binding) basis.

Votes For	Votes Against	Abstentions	Broker Non Votes
154,586,340	4,949,271	579,464	19,711,829

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	3.1	Amended and Restated Bylaws of Microchip Technology Incorporated
	10.1	Microchip Technology Incorporated 2001 Employee Stock Purchase Plan, as amended through August 25, 2014
	10.2	Microchip Technology Incorporated 1994 International Employee Stock Purchase Plan, as amended through August 25, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2014	Microchip Technology Incorporated

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer

EXHIBITS

3.1	Amended and Restated Bylaws of Microchip Technology Incorporated
10.1	Microchip Technology Incorporated 2001 Employee Stock Purchase Plan, as amended through August 25, 2014
10.2	Microchip Technology Incorporated 1994 International Employee Stock Purchase Plan, as amended through August 25, 2014